UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      November 22, 2021

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

800 W. 6th Street, Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name
Common stock, $0.001 par value	CRUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported previously, Jo-Dee M. Benson notified Cirrus Logic, Inc. (the “Company”) of her intention to resign as Chief Culture Officer effective December 31, 2021. On November 22, 2021, Ms. Benson entered into a Transition Services Agreement (the “Agreement”) providing for her resignation as of that date, followed by a six-month period (the “Transition Period”) during which Ms. Benson will act as a consultant to the Company to assist with transitional responsibilities as may be necessary.

During the Transition Period: (1) Ms. Benson will be paid the equivalent of her current base salary, (2) Ms. Benson will receive a semiannual bonus corresponding to the semiannual period completed during the Transition Period, such bonus being equivalent to the semiannual bonus she would have been eligible had she remained employed with the Company, (3) Ms. Benson’s equity awards will continue to vest pursuant to all applicable equity award agreements, and (4) to the extent Ms. Benson is eligible for health and/or dental insurance coverage under COBRA, the Company will pay the corresponding monthly premiums.

Under the Agreement, Ms. Benson also confirmed the continued effectiveness of all existing restrictive covenants applicable to her under her employment agreement and provided a customary release of claims in favor of the Company.

The foregoing description of material terms of the Agreement is only a summary and is qualified in its entirety by the terms of the Agreement, a copy of which is attached hereto as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 10.1	Transition Services Agreement dated November 22, 2021
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date: November 23, 2021	By:	/s/ Thurman K. Case
Name: Thurman K. Case
Title: Chief Financial Officer